Exhibit 10.1

EXECUTION VERSION

REPRICING AMENDMENT

This REPRICING AMENDMENT is dated as of February 8, 2018 (this “Amendment”) and is entered into by and among Canyon Companies S.à r.l., a private limited liability company (société à responsabilité limitée) organized and established under the laws of Luxembourg, having its registered office at 6D, route de Trèves, L-2633 Senningerberg, Grand-Duchy of Luxembourg, with a share capital of twenty thousand and ten United States Dollars ($20,010) and registered with the Luxembourg Register of Commerce and Companies under number B 187.216 (“Holdings”), Canyon Valor Companies, Inc., a Delaware corporation, formerly known as GTCR Valor Companies, Inc. (the “Borrower”), Canyon Group S.à r.l., a private limited liability company (société à responsabilité limitée) organized and established under the laws of Luxembourg, having its registered office at 6D, route de Trèves, L-2633 Senningerberg, Grand-Duchy of Luxembourg, with a share capital of twenty thousand United States Dollars ($20,000) and registered with the Luxembourg Register of Commerce and Companies under number B 202.299 (“Intermediate Lux Holdings” and “Lux Co-Borrower”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), and, for purposes of Section 5 hereof, each other Loan Party party hereto.

RECITALS:

WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of June 16, 2016, among the Borrower, Holdings, Lux Co-Borrower, Canyon Valor Holdings, Inc., a Delaware corporation, formerly known as GTCR Valor Holdings, Inc. (“Intermediate U.S. Holdings”), the lenders party thereto from time to time (the “Lenders”), the Administrative Agent and the other parties thereto (as amended by (i) that certain Incremental Facility Amendment dated as of March 17, 2017, (ii) that certain Refinancing Amendment and Incremental Facility Amendment dated as of August 4, 2017, and (iii) that certain Incremental Facility Amendment dated as of December 14, 2017, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement); and

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower and certain of the Lenders party hereto constituting no less than (i) all of the Lenders directly and adversely affected by the terms of this Amendment and the transactions contemplated hereby, (ii) the Required Lenders (determined immediately prior to giving effect to this Amendment) and (iii) the Administrative Agent (solely to acknowledge this Amendment) agree to a decrease of the interest rate margins applicable to the Initial Term Loans and the Revolving Loans under the Credit Agreement and certain other amendments as set forth herein, in each case subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A.                 Amendments to Credit Agreement. On the 2018 Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(i)                Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting said clause in its entirety and inserting the following new clause (a) in lieu thereof:

(a) with respect to any Initial Dollar Term Loan that is an ABR Loan or Eurodollar Loan and any Initial Euro Term Loan,

(i) at any date prior to the 2018 Amendment Effective Date, the applicable rate per annum set forth below under the caption “ABR Spread”, “Adjusted LIBO Rate Spread” or “Adjusted EURIBOR Spread” as the case may be, based upon the Senior Secured First Lien Net Leverage Ratio as of the end of the fiscal quarter of Holdings for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b):

Senior Secured First Lien Net Leverage Ratio:	ABR Spread	Adjusted LIBO Rate Spread	Adjusted EURIBOR Spread
Category 1 Greater than 4.00 to 1.00	3.25%	4.25%	4.25%
Category 2 Less than or equal to 4.00 to 1.00	3.00%	4.00%	4.00%

(ii) at any date on or after the 2018 Amendment Effective Date, the applicable rate per annum set forth below under the caption “ABR Spread”, “Adjusted LIBO Rate Spread” or “Adjusted EURIBOR Spread” as the case may be:

ABR Spread	Adjusted LIBO Rate Spread	Adjusted EURIBOR Spread
2.25%	3.25%	3.50%

(ii)         Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting said clause in its entirety and inserting the following new clause (b) in lieu thereof:

(b) with respect to any Revolving Loan that is an ABR Loan or Eurodollar Loan,

(i) at any date prior to the 2018 Amendment Effective Date, the applicable rate per annum set forth below under the caption “ABR Spread”, “Adjusted LIBO Rate or Adjusted BA Rate Spread” or “Adjusted EURIBOR Spread” as the case may be, based upon the Senior Secured First Lien Net Leverage Ratio as of the end of the fiscal quarter of Holdings for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b):

Senior Secured First Lien Net Leverage Ratio:	ABR Spread	Adjusted LIBO Rate or Adjusted BA Rate Spread	Adjusted EURIBOR Spread
Category 1 Greater than 4.00 to 1.00	3.00%	4.00%	4.00%
Category 2 Less than or equal to 4.00 to 1.00	2.75%	3.75%	3.75%

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(ii) at any date on or after the 2018 Amendment Effective Date, the applicable rate per annum set forth below under the caption “ABR Spread”, “Adjusted LIBO Rate or Adjusted BA Rate Spread” or “Adjusted EURIBOR Spread” as the case may be:

ABR Spread	Adjusted LIBO Rate or Adjusted BA Rate Spread	Adjusted EURIBOR Spread
2.25%	3.25%	3.50%

(iii)             Section 1.01 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:

“2018 Amendment Effective Date” means February 8, 2018.

“2018 Repricing Amendment” means that certain Repricing Amendment dated as of the 2018 Amendment Effective Date among Holdings, the Borrower, the Lux Co-Borrower, the Administrative Agent, the Lenders party thereto and the other Loan Parties party thereto.

(iv)              Section 2.11(a) of the Credit Agreement is hereby amended by deleting clause (i) of said Section in its entirety and inserting the following text in lieu thereof:

“The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty; provided that in the event that, on or prior to the date that is six months following the 2018 Amendment Effective Date, the Borrower (x) makes any prepayment of Initial Term Loans in connection with any Repricing Transaction or (y) effects any amendment of this Agreement resulting in a Repricing Transaction or (z) makes a mandatory prepayment of Initial Term Loans pursuant to Section 2.11(c) in connection with a Prepayment Event described in clause (b) of the definition of “Prepayment Event”, in either case, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders holding Initial Term Loans, (I) a prepayment premium of 1.00% of the principal amount of the Initial Term Loans being prepaid in connection with such Repricing Transaction and (II) in the case of clause (y), an amount equal to 1.00% of the aggregate amount of the applicable Initial Term Loans of non-consenting Lenders outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such amendment.”

(v)                Exhibit A of the Credit Agreement is hereby amended by deleting it in its entirety and inserting Exhibit A hereto in lieu thereof.

B.                  Conditions Precedent. This Amendment shall become effective as of the first date (the “2018 Amendment Effective Date”) when each of the conditions set forth in this Section B shall have been satisfied (subject to the last sentence of this Section B):

1.       The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (a) (i) the Borrower, (ii) the Lux Co-Borrower, (iii) each of the other Loan Parties, (iv) the Administrative Agent, (v) the Required Lenders (immediately prior to the 2018 Amendment Effective Date), (vi) each of the Revolving Lenders and (vii) all of the Lenders directly and adversely affected by the terms of this Amendment and the transactions contemplated hereby.

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2.       The Borrower shall have (a) paid all fees earned, due and payable to the Agents pursuant to that certain Engagement Letter, dated as of January 29, 2018 (the “Engagement Letter”), among the Borrower, Deutsche Bank Securities Inc., Barclays Bank PLC and Royal Bank of Canada and (b) reimbursed or paid all reasonable and documented out-of-pocket expenses in connection with this Amendment (and any other documents prepared in connection herewith and the consummation and administration of the transactions contemplated hereby) and any other out-of-pocket expenses of the Administrative Agent as required to be paid or reimbursed pursuant to the Engagement Letter.

3.       The Administrative Agent shall have received (x) a certificate of good standing (or subsistence) with respect to each Loan Party from the Secretary of State (or similar official) of the State of such Loan Party’s organization (to the extent such concepts exists in the applicable jurisdiction, or in the case of any Loan Party organized in Ireland, up-to-date searches of the Irish trade register reflecting that each Loan Party organized in Ireland is in good standing), (y) a closing certificate executed by a Responsible Officer of the Borrower, dated the 2018 Amendment Effective Date, certifying (i) as to the accuracy of the matters set forth in Section C(2) of this Amendment and (ii) that the condition precedent set forth in Section B(4) of this Amendment has been satisfied as of the 2018 Amendment Effective Date and (z) a certificate executed by a Responsible Officer of each Loan Party, dated the 2018 Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer of a Loan Party executing this Amendment or any other document delivered in connection herewith on behalf of any Loan Party and attaching (A) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each Loan Party, including all amendments thereto, as in effect on the 2018 Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (x) above, (B) a true and complete copy of, or certifying that there have been no changes to, the by-laws (or other applicable operating agreements) of each Loan Party as in effect on the 2018 Amendment Effective Date and (C) copies of resolutions of the Board of Directors of each Loan Party organized in the Netherlands, Luxembourg, the United Kingdom or Ireland approving and authorizing the execution, delivery and performance of this Amendment and, in the case of Loan Parties organized in Ireland, the Deed of Confirmation (defined below), certified as of the 2018 Amendment Effective Date by a Responsible Officer of the applicable Loan Party as being in full force and effect without modification or amendment.

4.       No Default or Event of Default shall have occurred and be continuing (both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby).

5.       (x) The Initial Term Loans held by each Lender that has not executed and delivered a counterpart of this Amendment to the Administrative Agent on or prior to 12:00 P.M. (New York City time) on February 2, 2018 (or such later time and date as the Administrative Agent may agree in its sole discretion) and constitutes a Non-Consenting Lender as contemplated by Section 9.02(c) of the Credit Agreement (a “2018 Repricing Non-Consenting Lender”) shall have been assigned to an assignee Lender in accordance with Sections 9.02(c) and 9.04 of the Credit Agreement, (y) any fees, costs and any other expenses in connection with such assignment arising under Section 9.04 of the Credit Agreement shall have been paid in full or, in the case of transfer fees payable in connection with an assignment, waived by the Administrative Agent (it being understood that the Administrative Agent has waived the right to receive any processing and recordation fee as provided in Section 9.04(b) of the Credit Agreement in connection with this Amendment and the transactions contemplated hereby), and (z) all accrued and unpaid interest on all Initial Term Loans of each 2018 Repricing Non-Consenting Lender shall have been paid in full by the assignee Lender to such 2018 Repricing Non-Consenting Lender in accordance with Section 9.02(c) of the Credit Agreement.

6.       A deed of confirmation, governed by the laws of Ireland, dated as of the 2018 Amendment Effective Date, among Cision Investments Limited, Canyon Companies S.à r.l. and Deutsche Bank AG New York Branch as security trustee (“Deed of Confirmation”).

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Notwithstanding anything to the contrary herein, it is understood and agreed that the 2018 Amendment Effective Date shall occur no earlier than February 5, 2018.

C.	Other Terms.

1.                   Terms Related to Replacement. The parties hereto agree that the Borrower is exercising its rights under Section 9.02(c) of the Credit Agreement in connection with this Amendment to require any 2018 Repricing Non-Consenting Lender to assign all of its interests, rights and obligations under the Loan Documents to one or more assignees identified by the Borrower or the Administrative Agent, and the Administrative Agent shall coordinate the transfer of all such Initial Term Loans of each such 2018 Repricing Non-Consenting Lender to the identified assignees, which transfers shall be effective as of the 2018 Amendment Effective Date, and each assignee acquiring such Initial Term Loans in connection with such transfers shall have provided a signature page to this Amendment consenting hereto with respect to such acquired Initial Term Loans.

2.                   Loan Party Certifications. By execution of Amendment, each of the undersigned hereby certifies, on behalf of the applicable Loan Party and not in his/her individual capacity, that as of the 2018 Amendment Effective Date:

(i)                 each of Holdings, any Intermediate Parent, the Borrower, the Lux Co-Borrower and the Restricted Subsidiaries is (a) duly organized or incorporated, validly existing and in good standing (to the extent such concept exists in the jurisdiction of organization of such person) under the laws of the jurisdiction of its incorporation, (b) has the corporate power or other organizational power and authority to carry on its business as now conducted and to execute, deliver and perform its obligations under this Amendment and the Credit Agreement (as modified hereby) and (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except in the cases of clause (a) (other than with respect to the Borrower), clause (b) and clause (c), where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

(ii)               this Amendment has been duly authorized, executed and delivered by each of Holdings, the Borrower and Lux Co-Borrower and when executed and delivered by the other parties hereto, will constitute a legal, valid and binding obligation of Holdings, the Borrower and Lux Co-Borrower enforceable against them in accordance with their respective terms, subject to applicable Debtor Relief Laws and any other applicable bankruptcy, insolvency, reorganization, moratorium, examinership or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(iii)             the execution and delivery by each Loan Party of this Amendment and the performance by each of Holdings, the Borrower and Lux Co-Borrower of this Amendment and the Credit Agreement (as modified hereby) and the consummation of the transactions contemplated hereby and thereby, (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate (i) the Organizational Documents of, or (ii) any Requirements of Law applicable to, Holdings, any Intermediate Parent, the Borrower, the Lux Co-Borrower or any Restricted Subsidiary, (c) will not violate or result in a default under any indenture or other agreement or instrument binding upon Holdings, any Intermediate Parent, the Borrower or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by Holdings, any Intermediate Parent, the Borrower or any Restricted Subsidiary, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder and (d) will not result in the creation or imposition of any Lien on any asset of Holdings, any Intermediate Parent, the Borrower or any Restricted Subsidiary (other than Liens created under the Loan Documents) except (in the case of each of clauses (a), (b)(ii) and (c)) to the extent that the failure to obtain or make such consent, approval, registration, filing or action, or such violation, default or right, as the case may be, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

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(iv)              the representations and warranties of each Loan Party set forth in any Loan Document to which it is a party are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the 2018 Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

3.                   Amendments; Execution in Counterparts; Severability; Interpretative Provisions(a).

(i)                 No amendment or waiver of any provision of this Amendment, and no consent to any departure by the Borrower or any other Loan Party herefrom, shall be effective unless in writing and signed by the Administrative Agent, Holdings, the Borrower, the Lux Co-Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(ii)               This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of an original executed counterpart of this Amendment.

(iii)             Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(iv)              This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement (as modified) hereby and the other Loan Documents.

(v)                The rules of construction specified in Sections 1.02 through and including 1.12 of the Credit Agreement also apply to this Amendment, mutatis mutandis.

4.                   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.                   Acknowledgement and Reaffirmation. Each Loan Party hereby:

(a)                (i) acknowledges that it has reviewed the terms and provisions of this Amendment (including, without limitation, Section 6), (ii) consents to the amendment of the Credit Agreement effected pursuant to this Amendment and (iii) reaffirms and confirms that each Loan Document to which it is a party or is otherwise bound, each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties pursuant to any such Loan Document and all Collateral encumbered thereby continues to guarantee or secure, as the case may be, in accordance with the terms of the applicable Loan Documents the payment and performance of all “Secured Obligations” under the Credit Agreement, and hereby ratifies the security interests in the Collateral (as defined in the Credit Agreement) granted by it pursuant to the Security Documents.

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(b)                acknowledges and agrees that (i) each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment (except as specifically set forth herein), (ii) notwithstanding the conditions to effectiveness set forth in this Amendment, no consent by any Loan Party (other than Holdings, the Borrower and the Lux Co-Borrower) is required by the terms of the Credit Agreement or any other Loan Document to the amendments to the Credit Agreement effected pursuant to this Amendment and (iii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require its consent to any future amendments to the Credit Agreement, except to the extent expressly set forth in Section 9.02 or other applicable section of the Credit Agreement;

(c)                agrees that the Loan Document Obligations and the Secured Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the Term Loans under the Credit Agreement as amended by this Amendment; and

(d)                acknowledges and agrees that nothing in this Amendment shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.

6.                   Assignments. The Borrower and the Administrative Agent hereby consent to each assignment of Initial Term Loans made by any 2018 Repricing Non-Consenting Lender or the Administrative Agent (or Affiliate thereof) to any assignee in connection with the replacement of any 2018 Repricing Non-Consenting Lender (to the extent the applicable assignee has been identified on a list approved by the Borrower on or prior to the date of allocation of the Initial Term Loans to such assignee).

7.                   Miscellaneous.

(i)                 This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement (as modified hereby) and the other Loan Documents. The provisions of this Amendment are deemed incorporated as of the 2018 Amendment Effective Date into the Credit Agreement as if fully set forth therein. Except as specifically amended by this Amendment, (i) the Credit Agreement and the other Loan Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(ii)               The Borrower hereby confirms that the indemnification provisions set forth in Section 9.03 of the Credit Agreement shall apply to this Amendment and any other documents prepared in connection herewith and the consummation and administration of the transactions contemplated hereby, and such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs) expenses and disbursements (including fees, disbursements and charges of counsel) (as more fully set forth therein as applicable) as described therein which may arise herefrom or in connection herewith; provided that expenses (including fees, disbursements and charges of counsel) (as more fully set forth therein as applicable) in excess of $25,000 shall not be reimburseable unless the 2018 Amendment Effective Date occurs.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

CANYON COMPANIES S.À R.L.

a Luxembourg private limited liability company (société à responsabilité limitée)

Registered office: 6D, route de Trèves,

L-2633 Senningerberg

Grand-Duchy of Luxembourg

Share Capital : USD 20,010.-

R.C.S. Luxembourg: B187.216,

as Holdings

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Authorized Signatory

CANYON GROUP S.À R.L.

a Luxembourg private limited liability company (société à responsabilité limitée)

Registered office: 6D, route de Trèves,

L-2633 Senningerberg

Grand-Duchy of Luxembourg

Share Capital : USD 20,000.-

R.C.S. Luxembourg: B202.299,

as Intermediate Lux Holdings and Lux Co-Borrower

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Authorized Signatory

CANYON VALOR COMPANIES, INC., as Borrower

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Chief Financial Officer

CANYON VALOR HOLDINGS, INC. as Intermediate U.S. Holdings and as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Chief Financial Officer

BULLETIN HEALTHCARE LLC
BULLETIN INTELLIGENCE LLC
BULLETIN MEDIA LLC
CAPITOL ACQUISITION CORP. III
CISION US INC.
ICONTACT LLC
PR NEWSWIRE ASSOCIATION LLC
PRN DELAWARE, INC.
VOCUS ACQUISITION LLC
VOCUS NM LLC
VOCUS PRW HOLDINGS LLC
VOCUS SOCIAL MEDIA LLC
each as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Chief Financial Officer

VOCUS INTERNATIONAL B.V. as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

CANYON UK AMERICAS LIMITED as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

CANYON UK INVESTMENTS LIMITED as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

VOCUS UK LIMITED as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

DISCOVERY GROUP HOLDINGS LIMITED as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

GORKANA GROUP HOLDINGS LIMITED as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

GORKANA GROUP LIMITED as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

CANYON UK VENTURES LTD as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

CISION UK HOLDINGS LIMITED as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director
CISION UK LIMITED as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

PWW INTERNATIONAL LTD as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

PWW ACQUISITION INTERNATIONAL II LTD as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

PR NEWSWIRE EUROPE LIMITED as a Guarantor

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Director

PR NEWSWIRE BENELUX LIMITED as a Guarantor

By:	/s/ Kevin Akeroyd
Name: Kevin Akeroyd
Title: Director

CISION INVESTMENTS LIMITED as a Guarantor

By:	/s/ Enda Kelly
Name: Enda Kelly
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and a Revolving Lender

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

BARCLAYS BANK PLC, as a Revolving Lender
By:	/s/ Chris Walton
Name: Chris Walton
Title: Director

ROYAL BANK OF CANADA, as a Revolving Lender
By:	/s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

Exhibit A

Form of Assignment and Assumption

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor named below (the “Assignor”) and the Assignee named below (the “Assignee”). It is understood and agreed that the rights and obligations of the Assignor and the Assignee hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex A attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, any Letters of Credit and Guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	[Assignor Name] [and is a Defaulting Lender]

2.	Assignee:	[Assignee Name]
[and is an Affiliate/Approved Fund/Affiliated Debt Fund of [Lender Name]]

Assignees are Affiliated Lenders: _______

3.	Borrower:	Canyon Valor Companies, Inc., a Delaware corporation, formerly known as GTCR Valor Companies, Inc.

4.	[Lux Co-Borrower:	Canyon Gourp S.à r.l. a private limited liability company organized and established under the laws of Luxembourg][1]

[1]	Only include the reference to the Lux Co-Borrower in the case of an assignment of an Initial Euro Term Loan.

A-1-1

5.	Administrative Agent:	Deutsche Bank AG New York Branch, as the Administrative Agent under the Credit Agreement.
6.	Credit Agreement:	The First Lien Credit Agreement dated as of June 16, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among CANYON COMPANIES S.À R.L., a private limited company organized and established under the laws of Luxembourg (“Holdings”), CANYON GROUP S.À R.L., a private limited liability company organized and established under the laws of Luxembourg (“Intermediate Lux Holdings”), CANYON VALOR HOLDINGS, INC., a Delaware corporation formerly known as GTCR VALOR HOLDINGS, INC. (“Intermediate U.S. Holdings”), CANYON VALOR COMPANIES, INC., a Delaware corporation formerly known as GTCR VALOR COMPANIES, INC. (the “Borrower”), CANYON GROUP S.À R.L., a private limited liability company organized and established under the laws of Luxembourg (“Intermediate Lux Holdings” and “Lux Co-Borrower”) the LENDERS and ISSUING BANKS party thereto and DEUTSCHE BANK AG NEW YORK BRANCH, (“Deutsche Bank”) as Administrative Agent (the “Administrative Agent”).

7. Assigned Interest:	Facility Assigned	Aggregate amount of Commitment/Loans for all Lenders[2]	Amount of Commitment/Loans Assigned[3]	Percentage Assigned of Commitment/ Loans[4]	CUSIP Number
	____________[5]	$____________	$____________	___________%
	____________	$____________	$____________	___________%
	____________	$____________	$____________	___________%

8.	Effective Date:[6]	__________________, 20__

[2]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[3]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., “Revolving Credit Commitment,” “Term Loan Commitment,” etc.)

[4]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[5]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., “Revolving Commitment,” “Term Commitment,” “Revolving Loan,” “Term Loan,” etc.).

[6]	To be inserted by the Administrative Agent and which shall be the effective date of recordation of transfer in the register therefor.

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The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR:

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE:

[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and][7] Accepted:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:
Name:
Title:

[CANYON VALOR COMPANIES, INC.
as Borrower][8]

By:
Name:
Title:

[7]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

[8]	To be included unless Borrower's consent is not required under the terms of the Credit Agreement.

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[CANYON GROUP S.À R.L. as Intermediate Lux Holdings and Lux Co-Borrower
a Luxembourg private limited liability company (société à responsabilité limitée)
Registered office: 6D, route de Trèves,
L-2633 Senningerberg
Grand-Duchy of Luxembourg
Share Capital : USD 20,000.-
R.C.S. Luxembourg: B202.299][9]

By:
Name:
Title: Class A Manager

[Consented to:][10]

By:
Name:
Title:

[9]	Only include in the case of an assignment of an Initial Euro Term Loan and only if Lux Co-Borrower's consent is required under the terms of the Credit Agreement.

[10]	To be added only if the consent of any Issuing Bank is required by the terms of the Credit Agreement.

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ANNEX A

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.       Representations and Warranties.

1.1       Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by Holdings, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2       Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 9.04 of the Credit Agreement (subject to such consents, if any, as may be required under the Credit Agreement) and is not a Disqualified Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(a) or (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vii) if it is a Lender that is not a United States person, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, completed and duly executed by the Assignee and (viii) if it is an Affiliated Lender, it has indicated its status as such in the space provided on the first page of this Assignment and Assumption; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.       Payments. From and after the Effective Date referred to in this Assignment and Assumption, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.       General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.

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